POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 4, 2000
Date


/s/ THOMAS J. WILSON, II
-------------------------
Thomas J. Wilson, II
President, Chief Operating Officer,
and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date


/s/ MICHAEL J. VELOTTA
-----------------------
Michael J. Velotta
Vice President, Secretary,
General Counsel, and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Margaret G. Dyer, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date

/s/ MARGARET G. DYER
---------------------
Margaret G. Dyer
Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date



/s/ MARLA G. FRIEDMAN
----------------------
Marla G. Friedman
Director, Vice President

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date



/s/ JOHN C. LOUNDS
-------------------
John C. Lounds
Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that J. Kevin McCarthy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date



/s/ J. KEVIN McCARTHY
----------------------
J. Kevin McCarthy
Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Steven C. Verney, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date



/s/ STEVEN C. VERNEY
---------------------
Steven C. Verney
Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date

/s/ SAMUEL H. PILCH
--------------------
Samuel H. Pilch
Vice President and Controller

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

August 4, 2000
Date

/s/ CASEY J. SYLLA
-------------------
Casey J. Sylla
Chief Investment Officer